EQ PREMIER VIP TRUST

EQ/Aggressive Allocation Portfolio

EQ/Conservative Allocation Portfolio

EQ/Conservative-Plus Allocation Portfolio

EQ/Moderate Allocation Portfolio

EQ/Moderate-Plus Allocation Portfolio

SUPPLEMENT DATED OCTOBER 1, 2021 TO THE PROSPECTUS DATED MAY 1, 2021, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2021, as supplemented, of EQ Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the document at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a new, additional breakpoint in the contractual management fee rate schedules applicable to certain Portfolios, effective October 1, 2021.

Effective October 1, 2021, the section of the Prospectus entitled “Management Team - Advisory Fees” is amended to include the following information:

The following table shows the contractual rate of the advisory fee (as a percentage of a Portfolio’s average daily net assets) payable by each Portfolio listed in the table below, effective October 1, 2021.

Portfolios	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Next $3 Billion	Thereafter
EQ/Aggressive Allocation	0.100%	0.0925%	0.090%	0.0875%	0.085%	0.0825%
EQ/Conservative Allocation	0.100%	0.0925%	0.090%	0.0875%	0.085%	0.0825%
EQ/Conservative-Plus Allocation	0.100%	0.0925%	0.090%	0.0875%	0.085%	0.0825%
EQ/Moderate Allocation	0.100%	0.0925%	0.090%	0.0875%	0.085%	0.0825%
EQ/Moderate-Plus Allocation	0.100%	0.0925%	0.090%	0.0875%	0.085%	0.0825%

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